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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the inclusion in this Amendment No. 1 to the Registration Statement on Form S-4, as filed by Verio Inc., of our report dated May 27, 1998 on our audits of the consolidated financial statements of Best Internet Communications, Inc. included in this Form S-4. We also consent to the reference to our firm under the caption "Experts."


                                             /s/ PRICEWATERHOUSECOOPERS LLP
                                            ------------------------------------
                                                 Pricewaterhousecoopers LLP


December 11, 1998

San Jose, California